Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND

CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Raymond Lee Kidd, III, Vice President, Benefits of Saks Incorporated, plan sponsor for the Saks Incorporated 401(k) Retirement Plan (the “Plan”), and Donald E. Wright, Executive Vice President and Chief Accounting Officer of Saks Incorporated, have executed this certification in connection with the filing with the Securities and Exchange Commission of the Plan’s Annual Report on Form 11-K for the year ended December 31, 2002 (the “Report”).

The undersigned each hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ RAYMOND LEE KIDD, III	/s/ DONALD E. WRIGHT
Raymond Lee Kidd, III Vice President, Benefits Saks Incorporated	Donald E. Wright Executive Vice President and Chief Accounting Officer Saks Incorporated

Date: June 27, 2003	Date: June 27, 2003